Exhibit 10.2
CERTAIN CONFIDENTIAL INFORMATION, IDENTIFIED BY BRACKETED ASTERISKS [***], HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

FIRST REPUBLIC BANK It’s a privilege to serve you®
EXECUTION VERSION

THIRD AMENDMENT TO REVOLVING LOAN AND SECURITY AGREEMENT

This THIRD AMENDMENT TO REVOLVING LOAN AND SECURITY AGREEMENT (“Amendment”) is entered into as of October 20, 2022, by and between FIRST REPUBLIC BANK (“Lender”) and HAMILTON LANE ADVISORS, L.L.C. a Pennsylvania limited liability company (“Borrower”).
Recitals
    A.    Borrower and Lender are parties to that certain Revolving Loan and Security Agreement dated August 23, 2017, as amended by that certain First Amendment to the Revolving Loan and Security Agreement dated as of March 24, 2020, as amended by that certain Second Amendment to the Revolving Loan and Security Agreement dated as of September 30, 2020 and as may be further amended, restated, supplemented or otherwise modified from time to time (the “Loan Agreement”). The parties desire to amend the Loan Agreement in accordance with the terms of this Amendment.
Agreement
    Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
2.Section 2.1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“(a)     Subject to the terms and conditions of this Agreement, Lender will make Advances to Borrower in an aggregate principal amount of up to the Revolving Line (“Facility II”). Amounts borrowed under this Section may be repaid and reborrowed during the term of this Agreement. To obtain an Advance, Borrower shall notify Lender by delivering to Lender the Payment/Advance Form attached as Exhibit B by facsimile or electronic mail in portable document format (PDF) by 12:00 p.m. Pacific time on the Business Day before the Business Day that the Advance is to be made. Lender will credit Advances to Borrower’s deposit Account with Lender, as defined in Section 2.2(c). Lender may make Advances under this Agreement based on instructions from a Designated Representative or his or her designee or without instructions if the Advances are necessary to meet Obligations that have become due; provided that Borrower may not use the proceeds of any Advances to repay principal repayment required pursuant to Section 6.7. Each request by Borrower for an Advance shall constitute a representation and warranty by Borrower to Lender that, after giving effect to that Advance, the aggregate outstanding Credit Extensions will not exceed the lesser of (i) $50,000,000 and (ii) the Revolving Availability Amount (the “Revolving Line”).
(b)    On March 24, 2025 (the “Revolving Maturity Date”), subject to the provision below, Borrower shall repay the entire principal balance of all outstanding Advances, plus accrued but unpaid interest. Borrowers may, on occasion request an extension of the Revolving Maturity Date, for a term of 365 days. Such extension will be subject to the following conditions precedent: (a) the consent of Lender, in its sole discretion; (b) such extension request shall be substantially in the form of Exhibit G and shall be submitted no earlier than 60 days before and no later than 30 days before the then current Revolving Maturity Date; (c) payment by Borrowers of the Extension Fee (which fee shall be fully earned on the date paid and be non-refundable); (d) on and as of the date of such extension request and on the date that such extension of the Revolving Maturity Date becomes effective (i) no Event of Default shall have occurred and be continuing; and (e) the representations and warranties in this Agreement

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shall be true and correct in all material respects on the date of extension (except to the extent that such representation and warranty is qualified as to materiality, with respect to such representation or warranty, the foregoing materiality qualifier shall be disregarded for the purposes of this condition, or such representation and warranty relates to an earlier date, in which case such representation and warranty is true and correct in all material respects as of such earlier date). Upon the satisfaction of the conditions precedent in this Section 2.1.1(b), Lender will confirm the new Revolving Maturity Date to Borrowers by electronic communication and such Revolving Maturity Date will be automatically extended without any further action by the parties.”
3.Section 2.2(d) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
(d)    Interest Payments. Interest due on the Advances is payable in arrears on the 10th calendar day of each month. After an Event of Default, Lender may debit Borrower’s Account, as defined in 2.2(c), for principal and interest payments owing or any amounts Borrower owes Lender. Payments received after 12:00 noon Pacific time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day.

4.Section 4.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
4.1    Grant of Security Interest. Borrower grants to Lender a continuing security interest in the Collateral to secure all Lender Obligations and performance of Borrower’s duties under the Loan Documents. Except for Permitted Liens and subject to Permitted Perfection Limitations, Borrower shall cause Lender to have a first priority security interest in the Collateral. If this Agreement is terminated, Lender’s lien and security interest in the Collateral will continue until Borrower fully satisfies its obligations under this Agreement (other than indemnities that are unliquidated and survive termination). If Borrower shall, at any time, acquire a commercial tort claim in excess of $1,000,000, Borrower shall promptly (but in any event no later than the date that the next Compliance Certificate is required to be delivered pursuant to Exhibit A) notify Lender in writing of the details thereof and grant to Lender in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to Lender. Borrower authorizes Lender to file financing statements with all appropriate jurisdictions as Lender deems appropriate in order to perfect or protect Lender’s interest in the Collateral.

5.Section 5.4 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
5.4    Litigation. Except as disclosed in writing to Lender, there are no actions or proceedings pending by or against Borrower, that would reasonably be expected to result in a judgment in excess of $5,000,000.
6.Section 5.9 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
5.9    Regulatory Compliance. Borrower is not an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940. Borrower is not engaged as one of its important activities in extending credit for margin stock, and no part of any Advance shall be used to fund a “purpose credit” (as defined under Regulations of the Federal Reserve Board of Governors). Borrower has not violated in any material respect any material laws, ordinances or governmental rules. Borrower has timely filed all required material federal, state and local tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP. Borrower has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government

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authorities that are necessary to continue its business as currently conducted, except where the failure to do so would not reasonably be expected to result in a Material Adverse Change.
7.Section 6.2 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
6.2    Financial Statements, Reports, Certificates. Deliver to Lender (i) a reasonably prompt report of any legal actions pending against Borrower that would reasonably be expected to result in damages or costs to Borrower of $5,000,000 or more; (ii) prompt notice of the occurrence of an Event of Default; and (iii) such other information Lender reasonably requests in writing.
8.Section 8.7 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
8.7    Judgments. If a money judgment(s) is rendered against the Borrower (to the extent not satisfied, bonded, stayed or appealed for a period of 60 days after the entry thereof (it being understood that no Advances will be made before such judgment is stayed or satisfied)) and the aggregate amount of such judgment(s) (the “Judgment Amount”) is (a) less than $40,000,000 and the difference between the Judgment Amount and the amount of insurance coverage with respect thereto (if any) is greater than $5,000,000 (the “Insurance Gap”) (provided, that to the extent the Insurance Gap is less than $5,000,000, the Lender shall have received proof of such insurance in form and substance reasonably acceptable to the Lender) or (b) the Judgment Amount is in excess of $40,000,000;
9.Section 8.8 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
8.8    Circumstances Affecting Fund or General Partner. If any Fund fails to receive 90% of its Capital Contributions within 10 Business Days of the date when such Capital Contributions are due and such failure would reasonably be expected to result in a loss of more than 10% of Borrower’s aggregate Management Fees as of the end of the fiscal year in which such failure occurs;
10.Section 8.10 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
8.10    Facility I; Facility III; Facility IV. If an Event of Default occurs under Facility I, Facility III or Facility IV.

11.The last paragraph of Section 11 of the Loan Agreement is hereby deleted in its entirety.
12.Each of the following definitions are hereby incorporated in Section 13 of the Loan Agreement in the appropriate alphabetical sequence:
“Facility IV” means the Multi-Draw Term Loan and Security Agreement dated as of October 20, 2022 (as amended, restated, supplemented and/or otherwise modified from time to time) between First Republic Bank, as the lender, and Hamilton Lane Advisors, L.L.C., as the borrower.

“Revolving Availability Amount” means an amount equal to $325,000,000 minus an amount equal to the aggregate outstanding Credit Extensions under Facility I, Facility II, Facility III and Facility IV.

“Third Amendment Effective Date” means October 20, 2022.

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13.Each of the following definitions from Section 13 of the Loan Agreement are hereby amended and restated in their entirety as follows:
“Adjusted EBITDA” means the net income of the Borrower and its consolidated subsidiaries excluding interest expenses, income tax expenses, depreciation and amortization, equity based compensation expense, other non-operating income (loss), and transaction costs and expenses related to an IPO, acquisitions and refinancings, non-cash changes in fund portfolio valuations, gains or losses related to SPAC assets and other non-cash expenses.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and its regulations.

“Lender Expenses” means all reasonable, audit fees and expenses and reasonable and documented costs and out-of-pocket expenses (including attorneys’ fees and expenses) for preparing, negotiating, administering, defending and enforcing the Loan Documents for Facility I, Facility II, Facility III and Facility IV (including any of the foregoing incurred in connection with any appeals or Insolvency Proceedings).
“Lender Obligations” are any Obligations owing to Lender hereunder and under the other Loan Documents and, as applicable in respect of Facility I, Facility III or Facility IV, including debts, principal, interest, Lender Expenses and other amounts Borrower owes Lender now or later in respect of the Loan Documents and, as applicable Facility I, Facility III or Facility IV including Contingent Obligations, cash management services, letters of credit and foreign exchange contracts, if any, interest accruing after Insolvency Proceedings begin.

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14.Exhibit A to the Loan Agreement is hereby amended and restated in its entirety in the form set forth hereto as Exhibit A.
15.Exhibit D to the Loan Agreement is hereby amended and restated in its entirety in the form set forth hereto as Exhibit D.
16.The Loan Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of any party under the Loan Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all promissory notes, guaranties, security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Loan Agreement in each case as amended to date, including any amendments made substantially concurrently with this Amendment.
17.Borrower represents and warrants that the representations and warranties contained in the Loan Agreement are true and correct as of the date of this Amendment and that, upon execution and delivery of this Amendment, no Event of Default has occurred and is continuing.
18.This Amendment may be executed in counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same agreement. A signed copy of this Amendment transmitted by a party to another party via facsimile or an emailed “pdf” version shall be binding on the signatory thereto. Notwithstanding the delivery of the faxed or emailed copy, the Credit Parties agree to deliver to Lender original executed copies of this Amendment.
19.As a condition to the effectiveness of this Amendment, Lender shall have received, in form and substance satisfactory to Lender, the following:
(a)Formal credit approval by First Republic Bank;
(b)this Amendment duly executed by the Borrower;
(c)Borrower’s payment of (i) an amendment fee [***] and (ii) all other fees and Lender Expenses through the date hereof; and
(d)such other documents, and completion of such other matters, as Lender may reasonably deem necessary or appropriate.

[Signatures on following page.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.
BORROWER:
HAMILTON LANE ADVISORS, L.L.C.
By: /s/ Atul Varma
Name: Atul Varma
Title: Chief Financial Officer
FRB – Hamilton Lane Advisors
Third Amendment to Revolving Loan and Security Agreement
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LENDER:
FIRST REPUBLIC BANK
By:     /s/ Scott Aleali
Name: Scott Aleali
Title: Practice Leader
FRB – Hamilton Lane Advisors
Third Amendment to Revolving Loan and Security Agreement
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EXHIBIT A
COVENANTS

1.Financial Statements. Borrower shall deliver to Lender annual financial statements (including balance sheet and income statements) for Hamilton Lane Incorporated, which financial statements shall be audited by Ernst & Young LLP or other independent certified public accountant reasonably acceptable to Lender and (b) company-prepared annual financial statements (including balance sheet and income statements) for Borrower, in each case within ninety (90) days after the end of each of Borrower’s fiscal years.
2.Financial Statements. Borrower shall deliver to Lender annual financial statements (including balance sheet and income statements) within one hundred eighty (180) days after the end of each Fund’s fiscal years (to the extent the Fund is audited) for such Fund (in each case, to the extent such Fund accounts for 5% or more of Borrower’s aggregate revenue as of the end of the most recently completed fiscal year, and with respect to all other Funds, upon the request of the Lender).
3.Interim Financial Statements. Borrower shall deliver to Lender company-prepared quarterly financial statements (including balance sheet and income statements) within forty-five (45) days after the end of each quarter referenced below certified by Borrower’s chief financial officer or another officer or representative acceptable to Lender. Quarterly financials shall be delivered for the first three (3) fiscal quarters.
4.Compliance Certificate. Within forty-five (45) days after the end of the first three (3) fiscal quarters and ninety (90) days after the end of each of Borrower’s fiscal years, deliver to Lender a Compliance Certificate signed by a Designated Representative in the form of Exhibit D.
5.Other Financial Statements. Upon filing of any financial statements or reporting as required to be publicly filed by Borrower, a copy of such financial statement or reporting.
6.Flexibility Actions. Borrower shall give written notice to Lender of any Flexibility Action promptly after such Flexibility Action is taken. Any Flexibility Action taken by Borrower will be deemed a representation by Borrower that the conditions precedent therefore were satisfied.
7.Minimum Annual Management Fees. Borrower shall, as at each March 31 and September 30 (each a “test date”) have collected for the six-month period ending on such test date, on a consolidated basis, Fund Management Fees, of at least the greater of (a) $140,000,000 and (b) an amount equal to 80% of the collected sum of contractually based Fund Management Fees, for the immediately preceding six-month period, tested semi-annually.
8.Minimum Adjusted EBITDA. Borrower shall, (i) prior to the testing period ending on March 31, 2023, maintain a minimum trailing six-month Adjusted EBITDA minus dividend distributions (other than tax distributions), as of such test date, of at least the greater of (a) $50,000,000 and (b) an amount equal to 80% of the trailing six-month Adjusted EBITDA minus dividend distributions (other than tax distributions), as of such test date, tested semi-annually; (ii) for the testing period ending on March 31, 2023, maintain a minimum trailing six-month Adjusted EBITDA minus dividend distributions (other than tax distributions), as of such test date, of at least $65,000,000 and (iii) for each subsequent testing period, maintain at least a minimum trailing six-month Adjusted EBITDA minus dividend distributions (other than tax distributions), as of such test date, of at least the greater of (a) $65,000,000 and (b) an amount equal to 75% of the trailing six-month Adjusted EBITDA minus dividend distributions (other than tax distributions), for the immediately preceding six-month period, tested semi-annually, commencing September 30, 2023, and continuing on each subsequent March 31 and September 30.
9.Minimum Tangible Net Worth. Minimum Tangible Net Worth shall be greater than or equal to the amount set forth in the column “Tangible Net Worth” as at the end of the applicable fiscal year.

Fiscal year	Tangible Net Worth
2023	$320,000,000
2024	$350,000,000
2025	$385,000,000
2026	$420,000,000
2027	$460,000,000
2028	$505,000,000
2029	$555,000,000
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10.No Additional Indebtedness. Without the prior written consent of Lender, Borrower (a) shall not directly or indirectly incur Indebtedness for borrowed money excluding (i) debts as of the date of this Agreement that were previously disclosed in writing to Lender (other than those that are being paid substantially concurrently with the funding of the Loan), (ii) other borrowing from Lender, including for the avoidance of doubt Facility I, Facility III, and Facility IV (iii) unsecured debt incurred in the normal course of business and for the avoidance of doubt, (iv) purchase money debt and capital leases in the ordinary course of business, and (b) shall not directly or indirectly make, create, incur, assume or permit to exist any guaranty of any kind of any Indebtedness of any other person during the term of this Agreement, excluding any guaranties as of the date of this Agreement previously disclosed in writing to Lender.
11.Notification of Transfers. Borrower shall notify Lender within 30 days of any transfer of Partner’s interests in any Funds whose Capital Commitment which would result in a loss of more than 10% of the Borrower’s aggregate Management Fees.
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EXHIBIT D
COMPLIANCE CERTIFICATE

TO:        First Republic Bank                    Date:

FROM:     Hamilton Lane Advisors, L.L.C.
The undersigned authorized officer certifies on behalf of Borrower that under the terms and conditions of the Multi-Draw Term Loan and Security Agreement, dated as of October 20, 2022, between Borrower and Lender (the “Agreement”), (1) Borrower is in complete compliance for the period ending _______________ (“Reporting Period”) with all required covenants[, including the covenants set forth on Annex A hereto,]1 except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects as of the end date of the Reporting Period, except as noted below. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no Advances may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Internally prepared financial statement	Quarterly within 45 days (other than Q4)	Yes No
Annual financial statement (Borrower)	FYE within 90 days	Yes No
Annual financial statement (Funds)	FYE within 180 days	Yes No
Partnership interest transfer (>10% aggregate Management Fees)	Within 30 days from transfer	Yes No
List of Capital Contributions delinquent for more than 30 days (>$5,000,000)	Promptly	Yes No
Compliance certificate	[Annually][Quarterly] within [90][45] days	Yes No
Flexibility Action taken? Yes No	If Yes, provide amount:: $[__________]	Under Flexibility Cap? Yes No

Affirmative Covenants (Section 6)	Complies
(Section 6.6) Maintenance of operating and depository accounts with Lender	Yes No
All other affirmative covenants in Section 6 are satisfied. If No, provide information on separate page.	Yes No

Negative Covenants (Section 7)	Complies
(Section 7.4) No Encumbrances	Yes No
All other negative covenants in Section 7 are satisfied. If No, provide information on separate page.	Yes No

1 To be included for Compliance Certificates delivered for the periods ending on March 31 and September 30.
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Representation Confirmations (Section 5)	Complies
(Section 5.2) Any Amendment/Modifications to Charter Documents If Yes, attach copies.	Yes No
(Section 5.4) Any Litigation If Yes, attach copies and summary	Yes No
(Section 5.9) Any Regulatory issues If Yes, attach copies and summary	Yes No
There have been no changes to the Schedule to Multi-Draw Term Loan and Security Agreement prepared on the Effective Date. If Yes, provide information on separate page.	Yes No

HAMILTON LANE ADVISORS, L.L.C.

By: Hamilton Lane Incorporated, its managing member

    By: __________________________________
    Name:________________________________
    Title: ________________________________

FOR INTERNAL LENDER USE ONLY.
Explain action taken with respect to Borrower’s non-compliance with any of the above Covenants. __________________________________________________________________________________________________________________________________________________________________________________________.
Signature of [BB or delegated representative]: ___________________________ Date: __________________

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ANNEX A TO COMPLIANCE CERTIFICATE2

Financial Covenant	Required	Actual	Complies
Minimum Annual Management Fees	Greater of (a) $140,000,000 and (b) an amount equal to 80% of the collected sum of contractually based Fund Management Fees, for the immediately preceding six month period (semiannual)	$_____	Yes No
No Additional Debt	None	$_____	Yes No
Minimum Adjusted EBITDA less dividends (other than tax dividends)
Prior to 3/31/2023: Greater of (a) $50,000,000 and (b) an amount equal to 80% of the trailing six-month Adjusted EBITDA sum, for the immediately preceding six-month period (semiannual)
Subsequent to 3/31/2023: Greater of (a) $65,000,000 and (b) an amount equal to 75% of the trailing six-month Adjusted EBITDA sum, for the immediately preceding six-month period (semiannual)
		$_____	Yes No
Minimum Tangible Net Worth	$_____	$_____	Yes No

2 To be included only for Compliance Certificates delivered for the periods ending on March 31 and September 30.
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